UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2022

Kinetik Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Post Oak Blvd., Suite 300

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (713) 621-7330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 Per Share	KNTK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 16-17, 2022, Kinetik Holdings Inc. (the “Company”) will participate in the Energy Infrastructure Council Investor Conference in West Palm Beach, Florida and expects to participate in several other upcoming conferences, including the Barclays High Yield Bond & Syndicated Loan Conference in Austin, Texas on May 24, 2022, the Bank of America Energy Credit Conference in New York on June 8-9, 2022 and the J.P. Morgan Energy, Power & Renewables Conference in New York, New York on June 22-23, 2022. Presentation materials for these conferences are available on the Company’s website at www.kinetik.com.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIK HOLDINGS INC.

By:	/s/ Todd Carpenter
Todd Carpenter
General Counsel, Secretary and Chief Compliance Officer

Dated: May 16, 2022

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